UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

MEDIACOM LLC

(Exact name of Registrant as specified in its charter)

New York	333-82124-01	06-1433421
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Mediacom Way

Mediacom Park, NY 10918

(Address of principal executive offices)

Registrant’s telephone number: (845) 443-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 31, 2014, Mediacom LLC repaid the entire $198.9 million balance of Term Loan C under its existing bank credit facility, which was scheduled to mature on January 31, 2015. This repayment was funded by $150 million of aggregate cash contributions received on December 24 and 31, 2014 from Mediacom LLC’s parent, Mediacom Communications Corporation (“MCC”), with the remainder funded by borrowings under Mediacom LLC’s existing revolving credit facility and cash on hand. MCC received the $150 million of aggregate cash contributions from Mediacom Broadband LLC, another wholly-owned subsidiary of MCC, on the aforementioned dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2015

Mediacom LLC

By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer